UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 28, 2012

METROPOLITAN HEALTH NETWORKS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-32361	65-0635748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510

                    Boca Raton, Florida 33431

(Address of principal executive office)

Registrant’s telephone number, including area code: (561) 805-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 28, 2012, Metropolitan Health Networks, Inc. (“Metropolitan”) and Humana Inc. (“Humana”) issued a press release announcing that Metropolitan and Humana have received early termination of the waiting period under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, in connection with Humana’s previously announced pending acquisition of Metropolitan. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Additional Information about the Transaction

In connection with the pending transaction with Humana, on November 26, 2012, Metropolitan filed with the SEC a definitive proxy statement and commenced the mailing of the definitive proxy statement to Metropolitan’s shareholders of record as of the record date of November 16, 2012. METROPOLITAN URGES INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PENDING TRANSACTION IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement and other related documents filed by Metropolitan with the SEC at the SEC’s website at www.sec.gov. The proxy statement and the other documents filed by Metropolitan with the SEC may also be obtained for free by accessing Metropolitan’s website at www.metropolitanhealthnetworks.com and clicking on the “Investors” link then clicking on the link for “SEC Filings”.

Copies of the proxy statement and Metropolitan’s other filings with the SEC can also be obtained, free of charge, by directing a request to Metropolitan, 777 Yamato Road, Suite 510, Boca Raton, Florida 33431 Attention: Al Palombo.

Participants in the Transaction

Metropolitan and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Metropolitan in favor of the pending transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the pending transaction is set forth in the definitive proxy statement filed by Metropolitan with the SEC on November 26, 2012. You can find information about Metropolitan’s executive officers and directors in its definitive proxy statement filed with the SEC on May 3, 2012. You can obtain free copies of these documents by directing a request to Metropolitan, 777 Yamato Road, Suite 510, Boca Raton, Florida 33431 Attention: Al Palombo.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued November 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN HEALTH NETWORKS, INC.

Date: November 29, 2012	By:	/s/ Roberto L. Palenzuela
Roberto L. Palenzuela
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued November 28, 2012

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